UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07866

Templeton Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  2/28/15_

Item 1. Reports to Stockholders.

Semiannual Report
February 28, 2015

Templeton Emerging Markets Income Fund

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Semiannual Report
Templeton Emerging Markets
Income Fund	1
Performance Summary	5
Important Notice to Shareholders	6
Financial Highlights and
Statement of Investments	7
Financial Statements	15
Notes to Financial Statements	18
Annual Meeting of Shareholders	28
Dividend Reinvestment and
Cash Purchase Plan	29
Shareholder Information	31

Semiannual Report

Templeton Emerging Markets Income Fund

Dear Shareholder:

This semiannual report for Templeton Emerging Markets Income Fund covers the six months ended February 28, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks high, current income, with a secondary goal of capital appreciation, by investing, under normal market conditions, at least 80% of its net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in emerging market countries.

Performance Overview

For the six months under review, the Fund had cumulative total returns of -11.80% based on market price and -7.18% based on net asset value. In comparison, U.S. dollar-denominated emerging market bonds, as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, had a -2.49% cumulative total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

During the period, global financial markets were broadly influenced by the pickup in growth in the U.S., economic stabilization in China, the abundance of global liquidity from the Bank of Japan (BOJ) and the European Central Bank (ECB), and a sharp decline in oil prices. The U.S. dollar strengthened against the euro, Japanese yen, and a vast number of developed and emerging market currencies over the six-month period.

In our view, the market misjudged the underlying forces behind the decline in oil prices, which we considered to have been driven by supply dynamics rather than a loss of demand. We believe that the global economy benefits from lower oil prices and that most observers have been too pessimistic. Risk aversion increased in November and December as the oil price decline accelerated. Heightened volatility led to a broad decrease in local-currency sovereign bond yields across the Americas, Europe and Asia, and a widening of credit spreads. During this time, higher duration securities outperformed lower duration securities and higher quality bonds outperformed lower

1. Source: Morningstar.
The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 8.

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TEMPLETON EMERGING MARKETS INCOME FUND

quality bonds. This trend persisted through January before sharply reversing course in February; credit spreads tightened as risk appetites returned and local-currency sovereign bond yields broadly shifted higher across the Americas, Europe and Asia.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

In late October, the BOJ introduced a new round of quantitative easing (QE) with an indefinite time horizon. The annual level of asset purchasing was raised to 80 trillion yen — a level that approximates the U.S. Federal Reserve Board’s former QE program, which ended in the same month. This massive amount of liquidity had significant implications for global markets. Money printed in Japan is not likely to stay in Japan; we believe it will spread globally. Although Japan’s QE was positive for global risk assets, it contributed to further yen depreciation. The yen depreciated 13.10% against the U.S. dollar during the six months under review.2

In Europe, low inflation persisted while economic data was disappointing through most of 2014. In January 2015, the ECB committed to an ambitious QE program scheduled to begin in March, with the aim of increasing the size of its balance sheet to a level higher than its previous peak. The ECB’s renewed commitment to pursue highly accommodative monetary policies put further pressure on the euro, contributing to the euro’s 14.85% depreciation against the U.S. dollar during the period.2 Eurozone bond yields remained around historical lows at period-end.

The Chinese economy continued to have profound implications for the global economy. During the period, we held the opinion that China would not face a “hard landing” scenario in the moderation of its economic growth. Those stabilizing trends appeared to hold form and China concluded 2014 with reasonable growth around 7.3%.3 It is important to note that China’s

Top 10 Countries
2/28/15
% of Total
Net Assets
Brazil	9.4%
Ghana	6.3%
Ecuador	4.9%
Sri Lanka	4.9%
Serbia	4.1%
Hungary	4.0%
Nigeria	3.9%
Indonesia	3.9%
Iraq	3.8%
Ukraine	3.7%

2. Source: FactSet.
3. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS INCOME FUND

economy is much larger today than it was in the recent past. Even a 7.0% growth rate creates a much larger global aggregate demand effect compared with China’s higher growth rates from 10 years ago when it was growing at 10%–12%. Thus, the slowdown in the rate of China’s growth during the period did not have a dire impact on aggregate demand globally.

We also continued to see differentiation among specific emerging market economies during the period; some had healthy current account and fiscal balances with strong export-driven economies, while others struggled with deficits and economic imbalances. We believe investors should not view emerging markets as a whole but instead need to selectively distinguish between individual economies. A strengthening U.S. economy has magnified the fundamental differences between healthy and vulnerable emerging market economies.

Investment Strategy

We invest selectively in bonds from emerging markets around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risk. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Manager’s Discussion

The core of our strategy remained seeking to position ourselves to navigate a rising interest rate environment. Thus, we continued to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We also actively sought opportunities that could potentially offer positive real yields without taking undue interest rate risk. We favored countries that, in our view, had solid underlying fundamentals and policy-makers who have taken proactive steps regarding fiscal, monetary and financial policy. We augmented this positioning with select opportunities in emerging markets and with a number of currency strategies. During the period, we used currency forward contracts to actively manage currencies. We also used interest rate swaps to tactically manage duration exposures.

Currency Breakdown*
2/28/15
% of Total
Net Assets
Americas	97.8%
U.S. Dollar	82.8%
Brazilian Real	9.5%
Mexican Peso	5.5%
Middle East & Africa	4.2%
Ghanaian Cedi	3.5%
Nigerian Naira	0.7%
Asia Pacific	1.4%
Indonesian Rupiah	3.9%
Sri Lankan Rupee	3.5%
Indian Rupee	1.2%
South Korean Won	1.1%
Malaysian Ringgit	0.7%
Japanese Yen	-9.0%
Europe	-3.4%
Serbian Dinar	2.0%
Polish Zloty	0.7%
Euro	-6.1%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or
other benchmarks).

During the period, major factors contributing to the Fund’s negative absolute performance included sovereign credit exposures followed by currency positions. Interest rate strategies contributed to absolute return. Credit exposures in Europe and Africa detracted from absolute performance. Currency positions in Latin America and Asia ex-Japan also detracted from absolute return. However, the Fund’s net-negative positions in the Japanese yen and the euro, achieved through currency forward contracts, contributed to absolute performance. The Fund maintained a defensive approach regarding interest rates in emerging markets. Select duration exposures in Asia ex-Japan contributed to absolute results.

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TEMPLETON EMERGING MARKETS INCOME FUND

Thank you for your continued participation in Templeton Emerging Markets Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON EMERGING MARKETS INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Share Prices
Symbol: TEI	2/28/15	8/31/14		Change
Net Asset Value (NAV)	$12.63	$14.39	-$	1.76
Market Price (NYSE)	$11.11	$13.41	-$	2.30

Distributions (9/1/14–2/28/15)
	Dividend	Long-Term
	Income	Capital Gain		Total
	$0.4000	$0.3443		$0.7443

Performance[1]
										Average Annual
		Cumulative Total Return[2]				Average Annual Total Return[2]				Total Return (3/31/15)[3]
		Based on		Based on		Based on		Based on		Based on		Based on
		NAV[4]		market price[5]		NAV[4]		market price[5]		NAV[4]		market price[5]
6-Month		-7.18%		-11.80%		-7.18%		-11.80%
1-Year		-3.22%		-12.23%		-3.22%		-12.23%		-6.21%		-15.50%
5-Year	+	33.43%	+	26.74%	+	5.94%	+	4.85%	+	4.42%	+	3.39%
10-Year	+	116.18%	+	99.36%	+	8.01%	+	7.14%	+	8.12%	+	7.70%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to these markets’ smaller size and lesser liquidity and lack of established legal, political, business and social frameworks to sup-
port securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes;
pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund’s use of foreign currency techniques involves special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. Also, as a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities.
The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Assumes reinvestment of distributions based on net asset value.
5. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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TEMPLETON EMERGING MARKETS INCOME FUND

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

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TEMPLETON EMERGING MARKETS INCOME FUND

Financial Highlights
	Six Months Ended
	February 28, 2015		Year Ended August 31,
	(unaudited)	2014	2013		2012	2011		2010
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.39	$14.58	$15.91		$16.61	$16.27		$13.82
Income from investment operations:
Net investment income[a]	0.50	1.02	1.07		1.08	1.17		1.12
Net realized and unrealized gains (losses)	(1.52)	0.18	(0.54)		(0.37)	0.41		2.45
Total from investment operations	(1.02)	1.20	0.53		0.71	1.58		3.57
Less distributions from:
Net investment income and net foreign
currency gains	(0.40)	(1.19)	(1.44)		(1.34)	(1.19)		(1.05)
Net realized gains	(0.34)	(0.20)	(0.42)		(0.07)	(0.05)		(0.07)
Total distributions	(0.74)	(1.39)	(1.86)		(1.41)	(1.24)		(1.12)
Net asset value, end of period	$12.63	$14.39	$14.58		$15.91	$16.61		$16.27
Market value, end of period[b]	$11.11	$13.41	$13.85		$17.01	$17.22		$16.18

Total return (based on market value
per share)[c]	(11.80)%	6.83%	(8.75)%		8.17%	14.60%		33.26%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates	1.10%	1.09%	1.09%		1.15%	1.20%		1.19%
Expenses net of waiver and payments
by affiliates	1.09%	1.08%	1.09	%e	1.15%	1.20	%e	1.19	%e
Net investment income	7.57%	7.03%	6.79%		6.90%	7.08%		7.36%

Supplemental data
Net assets, end of period (000’s)	$606,353	$690,850	$699,414		$759,024	$789,998		$769,970
Portfolio turnover rate	17.35%	28.67%	14.53%		16.56%	24.59%		13.26%

aBased on average daily shares outstanding.
bBased on the last sale on the New York Stock Exchange.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON EMERGING MARKETS INCOME FUND

Statement of Investments, February 28, 2015 (unaudited)
	Principal Amount*		Value
Foreign Government and Agency Securities 61.8%
Bosnia & Herzegovina 0.5%
[a]Government of Bosnia & Herzegovina, FRN, 0.938%, 12/11/17	5,492,140	DEM	$2,844,558
Brazil 9.4%
[b]Nota Do Tesouro Nacional, Index Linked, 6.00%,
5/15/17	134[c] BRL		121,853
5/15/19	16,424[c] BRL		14,871,286
8/15/22	11,920[c] BRL		10,780,833
5/15/23	13,639[c] BRL		12,190,714
8/15/24	3,340[c] BRL		3,012,273
8/15/50	18,020[c] BRL		16,066,074
			57,043,033
Croatia 1.5%
[d]Government of Croatia, 144A, 6.75%, 11/05/19	7,920,000		8,887,190
Ecuador 4.9%
[d]Government of Ecuador, senior note, 144A, 7.95%, 6/20/24	31,380,000		29,558,705
El Salvador 0.5%
[d]Government of El Salvador, 144A, 7.65%, 6/15/35	2,650,000		2,842,682
Ethiopia 1.6%
[d]Federal Democratic Republic of Ethiopia, 144A, 6.625%, 12/11/24	10,000,000		9,985,500
Georgia 0.6%
[d]Government of Georgia, 144A, 6.875%, 4/12/21	3,050,000		3,378,805
Ghana 6.3%
Government of Ghana,
24.00%, 5/25/15	7,690,000	GHS	2,189,694
21.00%, 10/26/15	3,257,000	GHS	906,479
16.90%, 3/07/16	430,000	GHS	116,158
19.24%, 5/30/16	11,875,000	GHS	3,259,942
23.00%, 2/13/17	9,290,000	GHS	2,688,473
25.48%, 4/24/17	230,000	GHS	70,548
24.44%, 5/29/17	3,670,000	GHS	1,121,594
26.00%, 6/05/17	130,000	GHS	40,848
25.40%, 7/31/17	3,410,000	GHS	1,050,280
23.00%, 8/21/17	12,650,000	GHS	3,747,996
23.23%, 2/19/18	2,470,000	GHS	733,664
19.04%, 9/24/18	14,300,000	GHS	3,858,528
[d]144A, 8.50%, 10/04/17	2,029,000		2,120,498
[d]144A, 7.875%, 8/07/23	15,169,086		14,856,830
[e]Reg S, 8.50%, 10/04/17	1,559,000		1,629,303
			38,390,835
Hungary 4.0%
Government of Hungary,
4.125%, 2/19/18	2,040,000		2,142,938
5.375%, 2/21/23	3,750,000		4,233,844
senior note, 6.375%, 3/29/21	15,000,000		17,579,475
			23,956,257

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TEMPLETON EMERGING MARKETS INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
India 1.2%
Government of India,
senior bond, 7.80%, 5/03/20	68,300,000	INR	$1,108,045
senior bond, 8.28%, 9/21/27	20,600,000	INR	347,007
senior bond, 8.60%, 6/02/28	71,000,000	INR	1,232,763
senior note, 7.28%, 6/03/19	2,700,000	INR	43,035
senior note, 8.12%, 12/10/20	51,300,000	INR	843,366
senior note, 8.35%, 5/14/22	20,200,000	INR	336,985
senior note, 7.16%, 5/20/23	12,700,000	INR	197,962
senior note, 8.83%, 11/25/23	171,200,000	INR	2,952,781
			7,061,944
Indonesia 3.9%
Government of Indonesia,
7.875%, 4/15/19	18,074,000,000	IDR	1,448,812
FR31, 11.00%, 11/15/20	134,139,000,000	IDR	12,350,661
FR36, 11.50%, 9/15/19	40,000,000,000	IDR	3,643,140
FR40, 11.00%, 9/15/25	58,140,000,000	IDR	5,803,267
senior bond, FR53, 8.25%, 7/15/21	5,281,000,000	IDR	435,815
			23,681,695
Iraq 3.8%
[d]Government of Iraq, 144A, 5.80%, 1/15/28	27,190,000		22,794,193
Kenya 1.1%
[d]Government of Kenya, senior note, 144A, 6.875%, 6/24/24	6,290,000		6,647,083
Lithuania 0.3%
[d]Government of Lithuania, 144A, 7.375%, 2/11/20	1,700,000		2,084,302
Mexico 2.4%
Government of Mexico,
6.00%, 6/18/15	1,109,180[f] MXN		7,496,376
8.00%, 12/17/15	606,600[f] MXN		4,214,715
6.25%, 6/16/16	159,350[f] MXN		1,103,265
7.25%, 12/15/16	259,750[f] MXN		1,842,688
			14,657,044
Mongolia 1.0%
[d]Government of Mongolia, senior note, 144A, 5.125%, 12/05/22	7,100,000		6,154,600
Nigeria 0.6%
Government of Nigeria, 13.05%, 8/16/16	740,980,000	NGN	3,508,763
Senegal 1.1%
[d]Government of Senegal, 144A, 6.25%, 7/30/24	6,900,000		6,934,879
Serbia 4.1%
[d]Government of Serbia, senior note, 144A, 7.25%, 9/28/21	11,080,000		13,001,216
Serbia Treasury Bond, 10.00%,
6/27/16	65,340,000	RSD	618,172
8/15/16	26,900,000	RSD	254,362
11/21/18	13,450,000	RSD	123,171
9/11/21	68,330,000	RSD	581,263

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TEMPLETON EMERGING MARKETS INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Serbia (continued)
Serbia Treasury Note,
10.00%, 4/27/15	780,000,000	RSD	$7,293,156
10.00%, 9/14/15	205,300,000	RSD	1,934,400
10.00%, 1/30/16	3,510,000	RSD	33,188
10.00%, 5/22/16	17,420,000	RSD	164,852
10.00%, 10/17/16	15,050,000	RSD	142,170
10.00%, 12/19/16	15,400,000	RSD	145,283
8.00%, 1/12/17	1,540,000	RSD	14,037
10.00%, 5/08/17	10,040,000	RSD	94,360
10.00%, 11/08/17	36,330,000	RSD	339,268
10.00%, 3/20/21	23,990,000	RSD	207,218
			24,946,116
Slovenia 0.7%
[d]Government of Slovenia, senior note, 144A, 5.85%, 5/10/23	3,370,000		3,974,629
Sri Lanka 4.9%
Government of Sri Lanka,
8.25%, 3/01/17	18,920,000	LKR	145,405
8.00%, 6/15/17	18,120,000	LKR	138,809
10.60%, 7/01/19	203,020,000	LKR	1,703,805
10.60%, 9/15/19	291,000,000	LKR	2,445,810
8.00%, 11/01/19	18,120,000	LKR	138,835
11.20%, 7/01/22	31,680,000	LKR	282,260
[d]144A, 5.875%, 7/25/22	7,750,000		7,964,055
A, 11.75%, 3/15/15	3,840,000	LKR	28,894
A, 6.50%, 7/15/15	108,070,000	LKR	812,879
A, 11.00%, 8/01/15	607,700,000	LKR	4,654,621
A, 8.50%, 11/01/15	65,580,000	LKR	499,090
A, 6.40%, 8/01/16	49,800,000	LKR	373,367
A, 5.80%, 1/15/17	51,000,000	LKR	375,653
A, 7.50%, 8/15/18	28,860,000	LKR	218,043
A, 8.00%, 11/15/18	230,150,000	LKR	1,763,876
A, 9.00%, 5/01/21	387,750,000	LKR	3,098,811
B, 6.40%, 10/01/16	53,200,000	LKR	397,322
B, 8.50%, 7/15/18	65,800,000	LKR	512,215
C, 8.50%, 4/01/18	218,250,000	LKR	1,696,031
D, 8.50%, 6/01/18	284,830,000	LKR	2,212,786
			29,462,567
[g]Supranational 0.8%
[e]Eastern & Southern African Trade and Development Bank, Reg S, 6.875%, 1/09/16	5,000,000		5,102,600
Ukraine 3.1%
[d]Government of Ukraine,
144A, 9.25%, 7/24/17	2,300,000		1,008,585
144A, 7.75%, 9/23/20	19,840,000		8,306,115
senior bond, 144A, 7.80%, 11/28/22	3,780,000		1,600,471
senior note, 144A, 7.95%, 2/23/21	260,000		110,146
senior note, 144A, 7.50%, 4/17/23	6,080,000		2,580,565
[d,h]Kyiv Finance PLC, (City of Kiev), loan participation, senior note, 144A, 9.375%, 7/11/16	12,940,000		5,483,325
			19,089,207

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TEMPLETON EMERGING MARKETS INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Zambia 3.5%
[d]Government of Zambia International Bond, 144A,
5.375%, 9/20/22	20,000,000		$18,650,000
8.50%, 4/14/24	2,470,000		2,692,102
			21,342,102
Total Foreign Government and Agency Securities
(Cost $414,527,759)			374,329,289
Quasi-Sovereign and Corporate Bonds 25.3%
Canada 1.5%
[d]First Quantum Minerals Ltd., senior note, 144A, 7.25%, 5/15/22	10,000,000		9,262,500
Chile 2.1%
[d]VTR Finance BV, senior secured note, 144A, 6.875%, 1/15/24	12,000,000		12,606,000
Costa Rica 2.6%
[d,i]Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	14,400,000		15,770,232
India 0.7%
[d]ICICI Bank Ltd., junior sub. bond, 144A, 6.375% to 4/30/17, FRN thereafter, 4/30/22	4,100,000		4,280,810
Kazakhstan 1.7%
[d]HSBK (Europe) BV, senior note, 144A, 7.25%, 5/03/17	10,420,000		10,231,033
Mexico 0.1%
[d,j]Corporacion GEO SAB de CV, senior note, 144A, 8.875%, 3/27/22	8,420,000		252,600
Nigeria 3.3%
[d]Access Bank PLC, sub. note, 144A, 9.25% to 6/23/19, FRN thereafter, 6/24/21	10,100,000		8,048,437
[d]Zenith Bank PLC, senior note, 144A, 6.25%, 4/22/19	13,670,000		12,148,119
			20,196,556
Peru 0.3%
[d]Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A, zero cpn.,
5/31/18	1,793,868		1,709,528
Poland 1.0%
[d,k]Play Topco SA, senior note, 144A, PIK, 7.75%, 2/28/20	5,250,000	EUR	6,118,177
Russia 3.7%
[d,h]Alfa Bond Issuance PLC (Alfa Bank OJSC), loan participation,
secured note, 144A, 7.875%, 9/25/17	6,550,000		6,541,812
senior note, 144A, 7.75%, 4/28/21	7,900,000		7,416,125
LUKOIL International Finance BV,
[d]144A, 6.656%, 6/07/22	4,540,000		4,358,400
[e]Reg S, 6.656%, 6/07/22	3,970,000		3,807,905
			22,124,242
South Africa 2.0%
[d]Edcon Holdings Pty. Ltd., senior note, 144A, 13.375%, 6/30/19	10,415,000	EUR	3,751,925
[d]Edcon Pty. Ltd., senior secured note, 144A, 9.50%,
3/01/18	7,250,000		5,886,094
3/01/18	2,828,000	EUR	2,619,118
			12,257,137
Trinidad and Tobago 0.4%
[d]Petro Co. of Trinidad and Tobago Ltd., senior note, 144A, 9.75%, 8/14/19	2,000,000		2,370,000

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TEMPLETON EMERGING MARKETS INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Turkey 1.6%
[d]Turkiye Is Bankasi, sub. note, 144A, 6.00%, 10/24/22	3,000,000		$2,974,455
[d]Yasar Holdings SA, senior note, 144A, 8.875%, 5/06/20	6,680,000		6,930,500
			9,904,955
Ukraine 0.5%
[d]Financing of Infrastructure Projects State Enterprise, 144A, 8.375%, 11/03/17	2,000,000		820,410
[e,h]State Export-Import Bank of Ukraine (Biz Finance PLC), loan participation, Reg S,
8.75%, 1/22/18	6,405,000		2,453,916
			3,274,326
United Arab Emirates 2.6%
[d]DP World Ltd., 144A, 6.85%, 7/02/37	13,500,000		15,734,453
United States 1.2%
General Electric Capital Corp., senior note, A, 8.50%, 4/06/18	101,000,000	MXN	7,503,671
Total Quasi-Sovereign and Corporate Bonds (Cost $180,968,887)			153,596,220
[l]Credit-Linked Notes (Cost $237,970) 0.0%†
Ukraine 0.0%†
[d]ING Americas Issuance BV (Government of Ukraine), 144A, 5.50%, 8/25/15	2,470,700	UAH	86,503
Total Investments before Short Term Investments
(Cost $595,734,616)			528,012,012
Short Term Investments 8.1%
Foreign Government and Agency Securities (Cost $12,501,026) 1.8%
Mexico 1.8%
[m]Mexico Treasury Bills, 4/01/15 - 10/01/15	17,044,630[n] MXN		11,266,540
Total Investments before Money Market Funds (Cost $608,235,642)			539,278,552

	Shares
Money Market Funds (Cost $38,099,789) 6.3%
United States 6.3%
[o,p]Institutional Fiduciary Trust Money Market Portfolio	38,099,789		38,099,789
Total Investments (Cost $646,335,431) 95.2%			577,378,341
Other Assets, less Liabilities 4.8%			28,974,709
Net Assets 100.0%			$606,353,050

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aThe coupon rate shown represents the rate at period end.
bRedemption price at maturity is adjusted for inflation. See Note 1(h).
cPrincipal amount is stated in 1,000 Brazilian Real Units.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have/ been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At
February 28, 2015, the aggregate value of these securities was $321,533,707, representing 53.03% of net assets.
eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At February 28, 2015, the aggregate value of these securities was $12,993,724, representing 2.14% of net assets.
fPrincipal amount is stated in 100 Mexican Peso Units.
gA supranational organization is an entity formed by two or more central governments through international treaties.
hSee Note 1(e) regarding loan participation notes.
iSee Note 9 regarding restricted securities.
jSee Note 7 regarding defaulted securities.
kIncome may be received in additional securities and/or cash.
lSee Note 1(f) regarding credit-linked notes.
mThe security is traded on a discount basis with no stated coupon rate.
nPrincipal amount is stated in 10 Mexican Peso Units.
oNon-income producing.
pSee Note 3(c) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At February 28, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract Settlement			Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Ghanaian Cedi	BZWS	Buy	1,780,000	574,194		3/10/15	$—	$(68,925)
Euro	DBAB	Sell	3,345,000	4,604,393		3/31/15	859,115	—
Ghanaian Cedi	BZWS	Buy	1,395,324	423,467		4/07/15	—	(34,581)
Euro	HSBK	Sell	826,000	1,138,786		4/10/15	213,837	—
Euro	DBAB	Sell	688,000	949,626		4/13/15	179,182	—
Euro	SCNY	Sell	413,000	570,861		4/13/15	108,371	—
Euro	GSCO	Sell	910,000	1,253,980		5/13/15	234,550	—
Euro	GSCO	Sell	2,753,000	3,792,092		5/14/15	707,993	—
Euro	DBAB	Sell	1,506,000	2,053,777		6/08/15	366,011	—
South Korean Won	JPHQ	Buy	7,297,662,505	7,010,916		6/09/15	—	(410,161)
Polish Zloty	DBAB	Buy	16,600,000	3,922,681	EUR	7/07/15	59,862	—
Japanese Yen	HSBK	Sell	1,620,890,000	13,963,560		7/16/15	386,378	—
Japanese Yen	SCNY	Sell	1,770,880,000	15,191,428		7/16/15	357,874	—
Malaysian Ringgit	DBAB	Buy	2,499,000	765,508		7/20/15	—	(82,042)
Japanese Yen	DBAB	Sell	626,420,000	5,386,937		7/21/15	139,386	—
Malaysian Ringgit	DBAB	Buy	3,942,000	1,211,991		7/22/15	—	(134,045)
Malaysian Ringgit	DBAB	Buy	4,793,000	1,482,020		7/27/15	—	(171,896)
Malaysian Ringgit	JPHQ	Buy	5,039,000	1,558,132		7/30/15	—	(181,101)
Euro	CITI	Sell	358,630	479,848		8/10/15	77,496	—
Euro	DBAB	Sell	2,344,550	3,145,448		8/13/15	514,936	—
Euro	MSCO	Sell	907,070	1,132,894		8/14/15	115,172	—
Euro	DBAB	Sell	359,450	481,638		8/17/15	78,318	—
Euro	MSCO	Sell	907,070	1,217,764		8/17/15	199,990	—
Euro	DBAB	Sell	1,347,000	1,806,765		8/20/15	295,291	—
Euro	JPHQ	Sell	2,260,000	3,017,439		8/21/15	481,440	—

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation	Depreciation
Euro	BZWS	Sell	1,604,997	2,135,649	8/26/15	$334,489	$—
Euro	SCNY	Sell	362,390	411,389	8/26/15	4,707	—
Euro	DBAB	Sell	9,366,031	12,387,701	8/31/15	1,875,754	—
Euro	DBAB	Sell	266,000	331,503	11/12/15	32,460	—
Euro	BZWS	Sell	10,415,000	13,034,685	11/16/15	1,324,857	—
Euro	SCNY	Sell	628,500	746,501	1/13/16	38,682	—
Japanese Yen	CITI	Sell	624,500,000	5,267,553	1/14/16	14,608	—
Japanese Yen	SCNY	Sell	1,873,240,000	15,899,168	1/14/16	142,520	—
Euro	BZWS	Sell	2,547,416	2,892,259	1/27/16	22,154	—
Unrealized appreciation (depreciation)						9,165,433	(1,082,751)
Net unrealized appreciation (depreciation)						$8,082,682

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
*In U.S. dollars unless otherwise indicated.

At February 28, 2015, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
	Counterparty/	Expiration	Notional	Unrealized	Unrealized
Description	Exchange	Date	Amount	Appreciation	Depreciation
Centrally Cleared Swaps
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	10/17/17	$34,560,000	$55,356	$—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.532%	CME	8/28/24	75,850,000	—	(2,879,869)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.129%	CME	8/30/44	39,530,000	—	(5,443,634)
Unrealized appreciation (depreciation)				55,356	(8,323,503)
Net unrealized appreciation (depreciation)					$(8,268,147)

See Abbreviations on page 27.

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TEMPLETON EMERGING MARKETS INCOME FUND

Financial Statements

Statement of Assets and Liabilities
February 28, 2015 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$608,235,642
Cost - Sweep Money Fund (Note 3c)	38,099,789
Total cost of investments	$646,335,431
Value - Unaffiliated issuers	$539,278,552
Value - Sweep Money Fund (Note 3c)	38,099,789
Total value of investments	577,378,341
Restricted Cash (Note 1d)	5,349,800
Foreign currency, at value (cost $3,287,366)	3,305,470
Receivables:
Investment securities sold	90,668
Interest	11,058,207
Due from brokers	7,933,465
Unrealized appreciation on forward exchange contracts	9,165,433
Total assets	614,281,384
Liabilities:
Payables:
Management fees	460,458
Variation margin	297,043
Due to brokers	5,349,800
Unrealized depreciation on forward exchange contracts	1,082,751
Deferred tax	596,686
Accrued expenses and other liabilities	141,596
Total liabilities	7,928,334
Net assets, at value	$606,353,050
Net assets consist of:
Paid-in capital	$678,754,493
Undistributed net investment income	3,455,894
Net unrealized appreciation (depreciation)	(69,969,146)
Accumulated net realized gain (loss)	(5,888,191)
Net assets, at value	$606,353,050
Shares outstanding	47,998,418
Net asset value per share	$12.63

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TEMPLETON EMERGING MARKETS INCOME FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 28, 2015 (unaudited)

Investment income:
Interest (net of foreign taxes of $131,446)	$24,247,809
Inflation principal adjustments	3,425,823
Total investment income	27,673,632
Expenses:
Management fees (Note 3a)	3,197,476
Transfer agent fees	64,245
Custodian fees (Note 4)	96,737
Reports to shareholders	37,589
Registration and filing fees	22,403
Professional fees	33,005
Trustees’ fees and expenses	27,721
Other	23,017
Total expenses	3,502,193
Expenses waived/paid by affiliates (Note 3c)	(8,169)
Net expenses	3,494,024
Net investment income	24,179,608
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(12,346,495)
Foreign currency transactions	7,957,462
Swap contracts	(1,494,652)
Net realized gain (loss)	(5,883,685)
Net change in unrealized appreciation (depreciation) on:
Investments	(73,655,556)
Translation of other assets and liabilities denominated in foreign currencies	6,785,583
Change in deferred taxes on unrealized appreciation	(197,364)
Net change in unrealized appreciation (depreciation)	(67,067,337)
Net realized and unrealized gain (loss)	(72,951,022)
Net increase (decrease) in net assets resulting from operations	$(48,771,414)

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TEMPLETON EMERGING MARKETS INCOME FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2015	Year Ended
	(unaudited)	August 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$24,179,608	$48,775,756
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	(5,883,685)	21,755,701
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	(67,067,337)	(12,775,797)
Net increase (decrease) in net assets resulting from operations	(48,771,414)	57,755,660
Distributions to shareholders from:
Net investment income and net foreign currency gains	(19,199,367)	(57,295,600)
Net realized gains	(16,525,855)	(9,572,755)
Total distributions to shareholders	(35,725,222)	(66,868,355)
Capital share transactions: (Note 2)	—	548,705
Net increase (decrease) in net assets	(84,496,636)	(8,563,990)
Net assets:
Beginning of period	690,849,686	699,413,676
End of period	$606,353,050	$690,849,686
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$3,455,894	$(1,524,347)

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TEMPLETON EMERGING MARKETS INCOME FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Emerging Markets Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the

18 | Semiannual Report

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally

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Semiannual Report | 19

TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 10 regarding other derivative information.

d. Restricted Cash

At February 28, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 28, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	February 28, 2015		August 31, 2014
	Shares	Amount	Shares	Amount
Shares issued in reinvestment of distributions	—	$ —	38,723	$548,705

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 610,500 shares. During the periods ended February 28, 2015 and August 31, 2014, there were no shares repurchased.

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TEMPLETON EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $1 billion
0.980%	Over $1 billion, up to and including $5 billion
0.960%	Over $5 billion, up to and including $10 billion
0.940%	Over $10 billion, up to and including $15 billion
0.920%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2015, there were no credits earned.

5. Income Taxes

At February 28, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$649,380,492

Unrealized appreciation	$23,407,840
Unrealized depreciation	(95,409,991)
Net unrealized appreciation (depreciation)	$(72,002,151)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and swaps.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2015, aggregated $100,495,309 and $128,641,953, respectively.

7. Credit Risk and Defaulted Securities

At February 28, 2015, the Fund had 66.51% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At February 28, 2015, the value of this security was $252,600, representing 0.04% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At February 28, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal		Acquisition
Amount	Issuer	Date	Cost	Value
14,400,000	Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%,
11/15/33
	Total Restricted Securities (Value is 2.60% of Net Assets)	12/18/13	$14,400,000	$15,770,232

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information

At February 28, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Interest rate contracts	Net assets consist of: net	$55,356	[a]	Due from brokers / Variation	$8,323,503	[a]
	unrealized appreciation			margin / Net assets consist of:
net unrealized depreciation
Foreign exchange contracts	Unrealized appreciation on	9,165,433		Unrealized depreciation on	1,082,751
	forward exchange contracts			forward exchange contracts

[a]Includes cumulative appreciation (depreciation) of centrally cleared swaps as reported in the Statement of Investments. Initial margin is included as a receivable due from brokers and current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the period ended February 28, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Period	for the Period
Interest rate contracts	Net realized gain (loss) from swap contracts / Net	$(1,494,652)	$(7,606,070)
	change in unrealized appreciation (depreciation)
	on investments

Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions /	9,107,101	6,864,607
	Net change in unrealized appreciation (depreciation)
	on translation of other assets and liabilities denominated
	in foreign currencies

For the period ended February 28, 2015, the average month end fair value of derivatives represented 3.40% of average month end net assets. The average month end number of open derivative contracts for the period was 43.

At February 28, 2015, the Fund’s OTC derivative assets and liabilities, are as follows:
	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$9,165,433	$1,082,751

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At February 28, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a]	Received	than zero)
Counterparty
BZWS	$1,681,500	$(103,506)	$(1,381,896)	$—	$196,098
CITI	92,104	—	—	—	92,104
DBAB	4,400,315	(387,983)	—	(3,600,000)	412,332
GSCO	942,543	—	—	(930,000)	12,543
HSBK	600,215	—	(537,778)	—	62,437
JPHQ	481,440	(481,440)	—	—	—
MSCO	315,162	—	—	(289,800)	25,362
SCNY	652,154	—	—	(530,000)	122,154
Total	$9,165,433	$(972,929)	$(1,919,674)	$(5,349,800)	$923,030

[a]At February 28, 2015, the Fund received United Kingdom Treasury Bond and U.S. Treasury Bonds as collateral for derivatives.

At February 28, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BZWS	$103,506	$(103,506)	$—	$—	$—
DBAB	387,983	(387,983)	—	—	—
JPHQ	591,262	(481,440)	—	(20,000)	89,822
Total	$1,082,751	$(972,929)	$—	$(20,000)	$89,822

See Notes 1(c) regarding derivative financial instruments.

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TEMPLETON EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 28, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$374,329,289	$—	$374,329,289
Quasi-Sovereign and Corporate Bonds[a]	—	137,825,988	15,770,232	153,596,220
Credit-Linked Notes	—	86,503	—	86,503
Short Term Investments	38,099,789	11,266,540	—	49,366,329
Total Investments in Securities	$38,099,789	$523,508,320	$15,770,232	$577,378,341

Other Financial Instruments
Forward Exchange Contracts	$—	$9,165,433	$—	$9,165,433
Swap Contracts	—	55,356	—	55,356
Total Investments in Securities	$—	$9,220,789	$—	$9,220,789

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$1,082,751	$—	$1,082,751
Swap Contracts	—	8,323,503	—	8,323,503
Total Other Financial Instruments	$—	$9,406,254	$—	$9,406,254

[a]For detailed categories, see the accompanying Statement of Investments.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At February 28, 2015, the reconciliation of assets, is as follows:

Unrealized
Appreciation
	Balance at		Transfers		Net	Net Unrealized	Balance	(Depreciation)
	Beginning	Purchases	Into (Out of)	Cost Basis	Realized	Appreciation	at End of	on Assets Held
	of Period	(Sales)	Level 3	Adjustments	Gain (Loss)	(Depreciation)	Period	at Period End
Assets:
Investments in Securities:
Quasi-Sovereign and Corporate
Bonds	$15,418,646	$ —	$ —	$ —	$ —	$351,586	$15,770,232	$351,586

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of February 28, 2015, are as follows:

					Impact to Fair
	Fair Value at				Value if Input
Description	End of Period	Valuation Technique	Unobservable Input	Amount	Increases[a]
Assets:
Investments in Securities:
Quasi-Sovereign and
Corporate Bonds	$15,770,232	Discounted cash flow model	Discount rate[b]	6.8%	Decrease

[a]Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurement.
[b]The discount rate is comprised of the risk-free rate, the 10-year Costa Rican CDS curve, and an incremental credit spread that combines with the first two components to arrive at an 8% yield on issue date for an 8% coupon bond issued at par.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty / Exchange		Currency		Selected Portfolio
BZWS	Barclays Bank PLC	BRL	Brazilian Real	FRN	Floating Rate Note
CITI	Citibank N.A.	DEM Deutche Mark		PIK	Payment-In-Kind
CME	Chicago Mercantile Exchange	EUR	Euro
DBAB	Deutsche Bank AG	GHS	Ghanaian Cedi
GSCO	The Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah
HSBK	HSBC Bank PLC	INR	Indian Rupee
JPHQ	JPMorgan Chase Bank N.A.	LKR	Sri Lankan Rupee
LCH	London Clearing House	MXN	Mexican Peso
MSCO	Morgan Stanley and Co. Inc.	NGN	Nigerian Naira
SCNY	Standard Chartered Bank	RSD	Serbian Dinar
		UAH	Ukraine Hryvnia

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TEMPLETON EMERGING MARKETS INCOME FUND

Annual Meeting of Shareholders, March 2, 2015 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on March 2, 2015. The purpose of the meeting was to elect four Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2015. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Ann Torre Bates, David W. Niemiec, Larry D. Thompson and Robert E. Wade.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2015. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four Trustees:

		% of	% of Shares		% of	% of Shares
		Outstanding	Present and		Outstanding	Present and
Term Expiring 2018	For	Shares	Voting	Withheld	Shares	Voting
Ann Torre Bates	40,808,149	85.03%	96.66%	1,407,913	2.93%	3.34%
David W. Niemiec	40,891,991	85.20%	96.86%	1,324,070	2.76%	3.14%
Larry D. Thompson	40,835,785	85.08%	96.73%	1,380,276	2.88%	3.27%
Robert E. Wade	41,104,140	85.64%	97.37%	1,111,921	2.32%	2.63%

There were approximately 126,708 broker non-votes and 393 uncast votes received with respect to this item.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2015:

		% of	% of Shares
	Shares	Outstanding	Present and
	Voted	Shares	Voting
For	41,465,126	86.39%	97.93%
Against	470,441	0.98%	1.11%
Abstain	407,595	0.85%	0.96%
Total		88.22%	100.00%

*Harris J. Ashton, Frank J. Crothers, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Frank A. Olson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

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TEMPLETON EMERGING MARKETS INCOME FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e. in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

To receive dividends or distributions in cash, the shareholder must notify American Stock Transfer and Trust Company LLC (the “Plan Administrator”) at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company LLC and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Emerging Markets Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms & Conditions located at the back of this report.

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TEMPLETON EMERGING MARKETS INCOME FUND

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.amstock.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Transfer Agent

American Stock Transfer and Trust Company LLC
P.O. Box 922, Wall Street Station
New York, NY 10269-0560

(800) 416-5585
www.amstock.com

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Emerging Markets Income Fund are traded on the New York Stock Exchange under the symbol “TEI.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company LLC’s web site at www.amstock.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

TEMPLETON EMERGING MARKETS INCOME FUND

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification. In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed annually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2014. Additionally, the Fund expects to file, on or about April 27, 2015, such certifications with its Form N-CSRS for the six months ended February 28, 2015.

franklintempleton.com

Semiannual Report | 31

TEMPLETON EMERGING MARKETS INCOME FUND

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1. Each holder of shares (a “Shareholder”) in Templeton Emerging Markets Income Fund (the “Fund”) whose Fund shares are registered in his or her own name will automatically be a participant in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), unless any such Shareholder specifically elects in writing to receive all dividends and capital gains in cash, paid by check, mailed directly to the Shareholder. A Shareholder whose shares are registered in the name of a broker- dealer or other nominee (the “Nominee”) will be a participant if (a) such a service is provided by the Nominee and (b) the Nominee makes an election on behalf of the Shareholder to participate in the Plan. Nominees intend to make such an election on behalf of Shareholders whose shares are registered in their names, as Nominee, unless a Shareholder specifically instructs his or her Nominee to pay dividends and capital gains in cash. American Stock Transfer and Trust Company LLC (“AST”) will act as Plan Administrator and will open an account for each participating shareholder (“participant”) under the Plan in the same name as that in which the participant’s present shares are registered.

2. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participants by the Fund’s net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3. Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4. A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically through www.amstock.com or by check payable to “American Stock Transfer and Trust Company LLC” and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Emerging Markets Income Fund. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly on approximately the 15th of each month or, during a month in which a dividend or distribution is paid, beginning on the dividend payment date, and in no event more than 30 days after receipt, except where necessary to comply with provisions of Federal securities law. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5. For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

6. Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within 30 business days after the payable date for any dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases in the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7. AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8. AST will confirm to participants each acquisition made for an account as soon as practicable but not later than 60 business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

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TEMPLETON EMERGING MARKETS INCOME FUND

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is received by AST not less than ten days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a trading fee of $0.12 per share for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or www.amstock.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

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Semiannual Report
Templeton Emerging Markets Income Fund

Investment Manager
Franklin Advisers, Inc.

Transfer Agent
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Phone Number: (718) 921-8124
www.amstock.com

Fund Information
(800) DIAL BEN® / 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	TLTEI S 04/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.             N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are:  Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services,  ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan Jones Proxy Services (Egan Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although  analyses provided by ISS, Glass Lewis, Egan Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision.  Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles  The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.  Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Company.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                    N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS INCOME FUND

By /s/LAURA F. FERGERSON_________

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date April 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON_________

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date April 24, 2015

By /s/MARK H. OTANI_____________

      Mark H. Otani

      Chief Financial Officer and Chief Accounting Officer

Date April 24, 2015